Summary of principal accounting policies - Restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Summary of principal accounting policies
Cash and cash equivalents	¥ 948,773	$ 137,559	¥ 1,296,924
Restricted cash	14,608	2,118	19,671
Long-term restricted cash	21,000	3,045	20,000
Total	¥ 984,381	$ 142,722	¥ 1,336,595	$ 193,788	¥ 1,303,501	¥ 380,533